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As Filed With The Securities And Exchange Commission on July 9, 2002

Registration No. 333-87930

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 3
TO
FORM S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

REGAL CINEMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	7832	02-0624987
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

7132 Regal Lane
Knoxville, Tennessee 37918
(865) 922-1123
(Name, address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Peter B. Brandow, Esq.
Executive Vice President and General Counsel
7132 Regal Lane
Knoxville, Tennessee 37918
(865) 922-1123
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Christopher J. Walsh, Esq.
Whitney Holmes, Esq.
Hogan & Hartson L.L.P.
1200 Seventeenth Street, Suite 1500
Denver, Colorado 80202
(303) 899-7300

Approximate Date Of Commencement Of Proposed Sale To The Public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)

Series B 9 3/8% Senior Subordinated Notes Due 2012	$350,000,000	100%	$350,000,000	$32,200(2)

Guarantee of Series B 9 3/8% Senior Subordinated Notes	—	—	—	(3)

(1)
Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f)(2) under the Securities Act of 1933, as amended (the "Securities Act").

(2)
Previously paid.

(3)
Pursuant to Section 457(n) of the Securities Act, no separate registration fee for the guarantees is payable.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Regal Cinemas, Inc.	Tennessee	62-1412720
R.C. Cobb, Inc.	Alabama	63-0376608
Cobb Finance Corp.	Alabama	63-1161888
Regal Investment Company	Delaware	52-2032807
Act III Cinemas, Inc.	Delaware	95-4211934
Act III Theatres, Inc.	Delaware	95-4211629
A 3 Theatres of Texas, Inc.	Delaware	95-4211888
A 3 Theatres of San Antonio, Ltd.	Texas	74-2445508
General American Theatres, Inc.	Oregon	93-0577255
Broadway Cinema, Inc.	Oregon	93-0584589
TEMT Alaska, Inc.	Alaska	93-0867246
J.R. Cinemas, Inc.	Oregon	93-0843219
Eastgate Theatre, Inc.	Oregon	93-0557513
Regal Cinemas Holdings, Inc.	Delaware	62-1843011
Regal Cinemas Group, Inc.	Delaware	62-1845601
Act III Inner Loop Theatres, Inc.	Delaware	95-4211889
Edwards Theatres, Inc.	Delaware	33-0976218
Florence Theatre Corporation	California	95-2126645
Morgan Edwards Theatre Corporation	California	95-1428806
United Cinema Corporation	California	95-6051738

(1)
The primary standard industrial classification code number for each registrant is 7832.

(2)
The address, including zip code, and telephone number, including area code, of each registrant's principal executive offices is 7132 Regal Lane, Knoxville, Tennessee 37918, (865) 922-1123.

        This Amendment No. 3 to the Form S-4 Registration Statement originally filed with the Securities and Exchange Commission on May 9, 2002 (File No. 333-87930) of Regal Cinemas Corporation and the co-registrants listed herein is filed solely to include Exhibits 23.5 through 23.9 to the registration statement. Accordingly, Part I of the registration statement, the form of prospectus, has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

        SECTION 145 OF DELAWARE GENERAL CORPORATION LAW. Section 145 of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.

        Section 145 also provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

        To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith; provided that indemnification provided for by Section 145 or granted pursuant thereto shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and a corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

        In addition, Section 102(b)(7) of the DGCL permits Delaware corporations to include a provision in their certificates of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provisions shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends or unlawful stock purchases or redemptions; or (iv) for any transactions from which the director derived an improper personal benefit.

        Our Certificate of Incorporation currently provides that each director shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions which are not in good faith or which involve intentional misconduct or knowing violation of the law, (iii) for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the DGCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director shall have derived an improper personal benefit.

        BYLAW PROVISIONS ON INDEMNITY. Article 5 of our Bylaws sets forth the extent to which our directors and officers may be indemnified by us against liabilities which they may incur while serving in such capacity. Article 5 generally provides that we shall indemnify, to the fullest extent authorized by the DGCL, our directors and officers who are or were a party to any threatened, pending, or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was our director or officer, or is or was serving at our request as a director, officer, employee or agent of any other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, and amounts paid or to be paid in settlement) reasonably incurred in connection therewith, provided that the applicable standard of conduct set forth in Section 145 of the DGCL was met and, provided further, that such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred in the case of an action or suit by or in the right of our corporation to procure a judgment in our favor. Subject to the procedures for indemnification of directors and officers set forth in the By-laws, the indemnification of our directors and officers provided for therein is in all other respects substantially similar to that provided for in Section 145 of the DGCL. Any such indemnification shall continue as to a person who has ceased to be our director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person.

        The above discussion of our Bylaws and of Section 145 of the DGCL law is not intended to be exhaustive and is qualified in its entirety by such Bylaws and the DGCL.

        INDEMNIFICATION AGREEMENTS. Regal Cinemas, Inc. has entered into indemnification agreements with each of Michael L. Campbell, Peter B. Brandow, Gregory W. Dunn and Amy E. Miles. The indemnification agreements provide that Regal Cinemas, Inc. will indemnify each of those individuals against claims arising out of events or occurrences related to that individual's service as an agent of Regal Cinemas, Inc., except among other restrictions to the extent such claims arise from conduct that was knowingly fraudulent, a knowing violation of law or of any policy of Regal Cinemas, Inc., deliberately dishonest or in bad faith or constituted willful misconduct.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrants as disclosed above, the registrants have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 21. Exhibits and Financial Statement Schedules.

(a)
Exhibits.

Exhibit Number	Description of Exhibits
2.1
Regal Cinema Amended Joint Plan of Reorganization dated December 5, 2001 (filed as exhibit 2.1 to Regal Entertainment Group's Registration Statement as Form S-1 (Commission File No. 333-84096) filed March 8, 2002, and incorporated herein by reference)
2.2
Regal Cinemas Disclosure Statement dated September 6, 2001 (filed as exhibit 2.3 to Regal Cinemas, Inc.'s Form 10-Q for the fiscal quarter ended September 27, 2001 (Commission File No. 333-52943), and incorporated herein by reference)
3.1	Amended and Restated Certificate of Incorporation of Regal Cinemas Corporation†
3.2	Amended and Restated Bylaws of Regal Cinemas Corporation†
3.3	Second Amended and Restated Charter of Regal Cinemas, Inc.†
3.4	Bylaws of Regal Cinemas, Inc.†
3.5	Certificate of Incorporation of R.C. Cobb, Inc., as amended†
3.6	Bylaws of R.C. Cobb, Inc.†
3.7	Articles of Incorporation of Cobb Finance Corp.†
3.8	Bylaws of Cobb Finance Corp.†
3.9	Certificate of Incorporation of Regal Investment Company†
3.10	Bylaws of Regal Investment Company†
3.11	Restated Certificate of Incorporation of Act III Cinemas, Inc. (formerly Media Horizons Acquisition Corporation), as amended†
3.12	Restated and Amended Bylaws of Act III Cinemas, Inc.†
3.13	Certificate of Incorporation of Act III Theatres, Inc.†
3.14	Restated and Amended Bylaws of Act III Theatres, Inc.†
3.15	Certificate of Incorporation of A 3 Theatres of Texas, Inc.†
3.16	Bylaws of A 3 Theatres of Texas, Inc., as amended†
3.17	Fourth Amended and Restated Certificate of Limited Partnership of A 3 Theatres of San Antonio, Ltd.†
3.18	Second Amended and Restated Agreement of Limited Partnership of A 3 Theatres of San Antonio, Ltd.†
3.19	Articles of Incorporation of General American Theatres, Inc., as amended†
3.20	Amended and Restated Bylaws of General American Theatres, Inc.†
3.21	Articles of Incorporation of Broadway Cinema, Inc., as amended†
3.22	Amended and Restated Bylaws of Broadway Cinema, Inc.†
3.23	Articles of Incorporation of TEMT Alaska, Inc., as amended†
3.24	Bylaws of TEMT Alaska, Inc., as amended†

3.25	Articles of Incorporation of J.R. Cinemas, Inc., as amended†
3.26	Amended and Restated Bylaws of J.R. Cinemas, Inc.†
3.27	Articles of Incorporation of Eastgate Theatre, Inc., as amended†
3.28	Amended and Restated Bylaws of Eastgate Theatre, Inc.†
3.29	Certificate of Incorporation of Regal Cinemas Holdings, Inc.†
3.30	Amended and Restated Bylaws of Regal Cinemas Holdings, Inc.†
3.31	Certificate of Incorporation of Regal Cinemas Group, Inc.†
3.32	Bylaws of Regal Cinemas Group, Inc.†
3.33	Certificate of Incorporation of Act III Inner Loop Theatres, Inc.†
3.34	Bylaws of Act III Inner Loop Theatres, Inc., as amended†
3.35	Amended and Restated Certificate of Incorporation of Edwards Theatres, Inc., as amended†
3.36	Bylaws of Edwards Theatres, Inc.†
3.37	Articles of Incorporation of Florence Theatre Corporation, as amended†
3.38	Amended and Restated Bylaws of Florence Theatre Corporation†
3.39	Articles of Incorporation of Morgan Edwards Theatre Corporation, as amended†
3.40	Amended and Restated Bylaws of Morgan Edwards Theatre Corporation†
3.41	Articles of Incorporation of United Cinema Corporation, as amended†
3.42	Amended and Restated Bylaws of United Cinema Corporation†
4.1
Indenture dated as of January 29, 2002 among Regal Cinemas Corporation, the Guarantors party thereto and U.S. Bank National Association, as trustee, with respect to the 9 3/8% Senior Subordinated Notes due 2012 (filed as exhibit 4.6 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed March 8, 2002, and incorporated herein by reference)
4.2
First Supplemental Indenture, dated as of April 17, 2002, by and among Regal Cinemas Corporation, as Issuer, the Guarantors Party thereto and U.S. Bank National Association, as Trustee (filed as exhibit 4.7 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2002, and incorporated herein by reference)
4.3
Second Supplemental Indenture, dated as of April 17, 2002, by and among Regal Cinemas Corporation, as Issuer, Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation, United Cinema Corporation, as Guaranteeing Subsidiaries and U.S. Bank National Association, as Trustee (filed as exhibit 4.8 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2002, and incorporated herein by reference)
4.4	Form of 9 3/8% Senior Subordinated Notes due 2012 (included in Exhibit 4.1)

4.5
Registration Rights Agreement dated as of January 29, 2002 among Regal Cinemas Corporation, the Guarantors party thereto, Credit Suisse First Boston Corporation and Lehman Brothers Inc. (filed as Exhibit 4.9 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed March 8, 2001, and incorporated herein by reference)
4.6
Registration Rights Agreement dated as of April 17, 2002 among Regal Cinemas Corporation, the Guarantors party thereto, and Credit Suisse First Boston Corporation (filed as Exhibit 4.10 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2001, and incorporated herein by reference)
4.7
Credit Agreement, dated as of January 29, 2002, among Regal Cinemas Corporation and Regal Cinemas, Inc. as Co-Borrowers, the lenders party thereto, Lehman Brothers Inc., as Sole Advisor, Sole Lead Arranger and Sole Book Manager, Credit Suisse First Boston, as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent (filed as exhibit 4.5 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2002, and incorporated herein by reference)
4.8
First Amendment to Credit Agreement and Guarantee and Collateral Agreement, dated as of April 16, 2002, among Regal Cinemas Corporation and Regal Cinemas, Inc., as the borrowers, the lenders party thereto, Lehman Brothers Inc., as Sole Advisor, Sole Lead Arranger and Sole Book Manager, Credit Suisse First Boston, as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent, and Lehman Commercial Paper Inc., as Administrative Agent, (filed as exhibit 4.5.1 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 8, 2002, and incorporated herein by reference)
5.1	Opinion of Hogan & Hartson L.L.P. as to the validity of the securities being registered†
5.2	Opinion of Bradley Arant Rose & White LLP†
5.3	Opinion of Bass, Berry & Sims PLC†
5.4	Opinion of Gardere Wynne Sewell LLP†
5.5	Opinion of Davis Wright Tremaine, LLP†
5.6	Opinion of Davis Wright Tremaine, LLP†
10.1
Employment Agreement, dated May 3, 2002, between Regal Entertainment Group and Michael L. Campbell (filed as exhibit 10.4 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 6, 2002, and incorporated herein by reference)
10.2
Employment Agreement, dated May 3, 2002, between Regal Entertainment Group and Gregory W. Dunn (filed as exhibit 10.7 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 6, 2002, and incorporated herein by reference)
10.3
Employment Agreement, dated May 3, 2002, between Regal Entertainment Group and Amy E. Miles (filed as exhibit 10.6 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 6, 2002, and incorporated herein by reference)
12.1	Statement of Computation of Ratios of Earnings to Fixed Charges†

21.1	List of Subsidiaries†
23.1	Consent of KPMG LLP, Independent Public Accountants†
23.2	Consent of KPMG LLP, Independent Public Accountants†
23.3	Consent of Deloitte & Touche LLP, Independent Auditors†
23.4	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)†
23.5	Consent of Bradley Arant Rose & White LLP (included in Exhibit 5.2)†
23.6	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.3)†
23.7	Consent of Gardere Wynne Sewell LLP (included in Exhibit 5.4)†
23.8	Consent of Davis Wright Tremaine, LLP (included in Exhibit 5.5)†
23.9	Consent of Davis Wright Tremaine, LLP (included in Exhibit 5.6)†
24.1	Power of Attorney (included on signature page)†
25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as trustee†
99.1	Form of Letter of Transmittal†
99.2	Form of Notice of Guaranteed Delivery†
99.3	Notice to Brokers†
99.4	Notice to Clients†

†
Previously Filed.

ITEM 22. Undertakings.

        The undersigned Registrant hereby undertakes:

  (1)
  That, insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (2)
  To respond to requests for information that is incorporated by reference in the Prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this registration statement through the date of responding to the request.

  (3)
  To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

  (4)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3)of the Securities Act;

  (ii)
  to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) that, individually or in the aggregate, represents a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this registration statement when it becomes effective; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

  (5)
  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (6)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

        Pursuant to the requirements of the Securities Act, each registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee on July 9, 2002.

REGAL CINEMAS CORPORATION a Delaware corporation
By:	/s/ MICHAEL L. CAMPBELL Michael L. Campbell Chief Executive Officer
GUARANTORS
REGAL CINEMAS, INC.
By:	/s/ MICHAEL L. CAMPBELL Michael L. Campbell Chief Executive Officer

R.C. COBB, INC.
COBB FINANCE CORP.
REGAL INVESTMENT COMPANY
ACT III CINEMAS, INC.
ACT III THEATRES, INC.
A 3 THEATRES OF TEXAS, INC.
GENERAL AMERICAN THEATRES, INC.
BROADWAY CINEMA, INC.
TEMT ALASKA, INC.
J.R. CINEMAS, INC.
EASTGATE THEATRE, INC.
REGAL CINEMAS HOLDINGS, INC.
REGAL CINEMAS GROUP, INC.
ACT III INNER LOOP THEATRES, INC.
EDWARDS THEATRES, INC.
FLORENCE THEATRE CORPORATION
MORGAN EDWARDS THEATRE CORPORATION
UNITED CINEMA CORPORATION
By:	/s/ MICHAEL L. CAMPBELL Michael L. Campbell President

A 3 THEATRES OF SAN ANTONIO LTD. By: A 3 THEATRES OF TEXAS, INC., its general partner
By:	/s/ MICHAEL L. CAMPBELL Michael L. Campbell President

POWER OF ATTORNEY

        Each person whose signature appears below hereby appoints Michael L. Campbell, Peter B. Brandow and Amy E. Miles, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity in Which Signed	Date

/s/ MICHAEL L. CAMPBELL Michael L. Campbell	Director of Regal Cinemas Corporation and the Guarantors other than Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation and United Cinema Corporation; Chairman of the Board of Regal Cinemas Corporation and Chief Executive Officer of Regal Cinemas Corporation and Regal Cinemas, Inc. and President of the Guarantors (Principal Executive Officer)	July 9, 2002
* Amy E. Miles
	Executive Vice President, Chief Financial Officer and Treasurer of Regal Cinemas Corporation, Vice President of the Guarantors and Director of Eastgate Theatre, Inc. (Principal Financial Officer and Principal Accounting Officer)	July 9, 2002
* Philip F. Anschutz	Director of Regal Cinemas Corporation	July 9, 2002
* Craig D. Slater	Director of Regal Cinemas Corporation and Regal Cinemas, Inc.	July 9, 2002

* Michael F. Bennet	Director of Regal Cinemas Corporation, Regal Cinemas, Inc., Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation and United Cinema Corporation	July 9, 2002
* Alfred C. Eckert III	Director of Regal Cinemas Corporation and Regal Cinemas, Inc.	July 9, 2002
* Stephen A. Kaplan	Director of Regal Cinemas Corporation, Regal Cinemas, Inc., Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation and United Cinema Corporation	July 9, 2002
* B. James Ford	Director of Regal Cinemas Corporation, Regal Cinemas, Inc., Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation and United Cinema Corporation	July 9, 2002
* Gregory W. Dunn	Director of the Guarantors other than Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation and United Cinema Corporation	July 9, 2002
* Steven A. Cohen	Director of Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation and United Cinema Corporation	July 9, 2002
* Peter B. Brandow	Director of General American Theatres, Inc., Broadway Cinema, Inc., TEMT Alaska, Inc., J.R. Cinemas, Inc. and Eastgate Theatre, Inc.	July 9, 2002
*	By:	/s/ MICHAEL L. CAMPBELL Michael L. Campbell ATTORNEY-IN-FACT

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
2.1
Regal Cinema Amended Joint Plan of Reorganization dated December 5, 2001 (filed as exhibit 2.1 to Regal Entertainment Group's Registration Statement as Form S-1 (Commission File No. 333-84096) filed March 8, 2002, and incorporated herein by reference)
2.2
Regal Cinemas Disclosure Statement dated September 6, 2001 (filed as exhibit 2.3 to Regal Cinemas, Inc.'s Form 10-Q for the fiscal quarter ended September 27, 2001 (Commission File No. 333-52943), and incorporated herein by reference)
3.1	Amended and Restated Certificate of Incorporation of Regal Cinemas Corporation†
3.2	Amended and Restated Bylaws of Regal Cinemas Corporation†
3.3	Second Amended and Restated Charter of Regal Cinemas, Inc.†
3.4	Bylaws of Regal Cinemas, Inc.†
3.5	Certificate of Incorporation of R.C. Cobb, Inc., as amended†
3.6	Bylaws of R.C. Cobb, Inc.†
3.7	Articles of Incorporation of Cobb Finance Corp.†
3.8	Bylaws of Cobb Finance Corp.†
3.9	Certificate of Incorporation of Regal Investment Company†
3.10	Bylaws of Regal Investment Company†
3.11	Restated Certificate of Incorporation of Act III Cinemas, Inc. (formerly Media Horizons Acquisition Corporation), as amended†
3.12	Restated and Amended Bylaws of Act III Cinemas, Inc.†
3.13	Certificate of Incorporation of Act III Theatres, Inc.†
3.14	Restated and Amended Bylaws of Act III Theatres, Inc.†
3.15	Certificate of Incorporation of A 3 Theatres of Texas, Inc.†
3.16	Bylaws of A 3 Theatres of Texas, Inc., as amended†
3.17	Fourth Amended and Restated Certificate of Limited Partnership of A 3 Theatres of San Antonio, Ltd.†
3.18	Second Amended and Restated Agreement of Limited Partnership of A 3 Theatres of San Antonio, Ltd.†
3.19	Articles of Incorporation of General American Theatres, Inc., as amended†
3.20	Amended and Restated Bylaws of General American Theatres, Inc.†
3.21	Articles of Incorporation of Broadway Cinema, Inc., as amended†
3.22	Amended and Restated Bylaws of Broadway Cinema, Inc.†
3.23	Articles of Incorporation of TEMT Alaska, Inc., as amended†
3.24	Bylaws of TEMT Alaska, Inc., as amended†
3.25	Articles of Incorporation of J.R. Cinemas, Inc., as amended†
3.26	Amended and Restated Bylaws of J.R. Cinemas, Inc.†

3.27	Articles of Incorporation of Eastgate Theatre, Inc., as amended†
3.28	Amended and Restated Bylaws of Eastgate Theatre, Inc.†
3.29	Certificate of Incorporation of Regal Cinemas Holdings, Inc.†
3.30	Amended and Restated Bylaws of Regal Cinemas Holdings, Inc.†
3.31	Certificate of Incorporation of Regal Cinemas Group, Inc.†
3.32	Bylaws of Regal Cinemas Group, Inc.†
3.33	Certificate of Incorporation of Act III Inner Loop Theatres, Inc.†
3.34	Bylaws of Act III Inner Loop Theatres, Inc., as amended†
3.35	Amended and Restated Certificate of Incorporation of Edwards Theatres, Inc., as amended†
3.36	Bylaws of Edwards Theatres, Inc.†
3.37	Articles of Incorporation of Florence Theatre Corporation, as amended†
3.38	Amended and Restated Bylaws of Florence Theatre Corporation†
3.39	Articles of Incorporation of Morgan Edwards Theatre Corporation, as amended†
3.40	Amended and Restated Bylaws of Morgan Edwards Theatre Corporation†
3.41	Articles of Incorporation of United Cinema Corporation, as amended†
3.42	Amended and Restated Bylaws of United Cinema Corporation†
4.1
Indenture dated as of January 29, 2002 among Regal Cinemas Corporation, the Guarantors party thereto and U.S. Bank National Association, as trustee, with respect to the 9 3/8% Senior Subordinated Notes due 2012 (filed as exhibit 4.6 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed March 8, 2002, and incorporated herein by reference)
4.2
First Supplemental Indenture, dated as of April 17, 2002, by and among Regal Cinemas Corporation, as Issuer, the Guarantors Party thereto and U.S. Bank National Association, as Trustee (filed as exhibit 4.7 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2002, and incorporated herein by reference)
4.3
Second Supplemental Indenture, dated as of April 17, 2002, by and among Regal Cinemas Corporation, as Issuer, Edwards Theatres, Inc., Florence Theatre Corporation, Morgan Edwards Theatre Corporation, United Cinema Corporation, as Guaranteeing Subsidiaries and U.S. Bank National Association, as Trustee (filed as exhibit 4.8 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2002, and incorporated herein by reference)
4.4	Form of 9 3/8% Senior Subordinated Notes due 2012 (included in Exhibit 4.1)
4.5
Registration Rights Agreement dated as of January 29, 2002 among Regal Cinemas Corporation, the Guarantors party thereto, Credit Suisse First Boston Corporation and Lehman Brothers Inc. (filed as Exhibit 4.9 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed March 8, 2001, and incorporated herein by reference)
4.6
Registration Rights Agreement dated as of April 17, 2002 among Regal Cinemas Corporation, the Guarantors party thereto, and Credit Suisse First Boston Corporation (filed as Exhibit 4.10 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2001, and incorporated herein by reference)

4.7
Credit Agreement, dated as of January 29, 2002, among Regal Cinemas Corporation and Regal Cinemas, Inc. as Co-Borrowers, the lenders party thereto, Lehman Brothers Inc., as Sole Advisor, Sole Lead Arranger and Sole Book Manager, Credit Suisse First Boston, as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent (filed as exhibit 4.5 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed April 19, 2002, and incorporated herein by reference)
4.8
First Amendment to Credit Agreement and Guarantee and Collateral Agreement, dated as of April 16, 2002, among Regal Cinemas Corporation and Regal Cinemas, Inc., as the borrowers, the lenders party thereto, Lehman Brothers Inc., as Sole Advisor, Sole Lead Arranger and Sole Book Manager, Credit Suisse First Boston, as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent, and Lehman Commercial Paper Inc., as Administrative Agent, (filed as exhibit 4.5.1 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 8, 2002, and incorporated herein by reference)
5.1	Opinion of Hogan & Hartson L.L.P. as to the validity of the securities being registered†
5.2	Opinion of Bradley Arant Rose & White LLP†
5.3	Opinion of Bass, Berry & Sims PLC†
5.4	Opinion of Gardere Wynne Sewell LLP†
5.5	Opinion of Davis Wright Tremaine, LLP†
5.6	Opinion of Davis Wright Tremaine, LLP†
10.1
Employment Agreement, dated May 3, 2002, between Regal Entertainment Group and Michael L. Campbell (filed as exhibit 10.4 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 6, 2002, and incorporated herein by reference)
10.2
Employment Agreement, dated May 3, 2002, between Regal Entertainment Group and Gregory W. Dunn (filed as exhibit 10.7 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 6, 2002, and incorporated herein by reference)
10.3
Employment Agreement, dated May 3, 2002, between Regal Entertainment Group and Amy E. Miles (filed as exhibit 10.6 to Regal Entertainment Group's Registration Statement on Form S-1 (Commission File No. 333-84096) filed May 6, 2002, and incorporated herein by reference)
12.1	Statement of Computation of Ratios of Earnings to Fixed Charges†
21.1	List of Subsidiaries†
23.1	Consent of KPMG LLP, Independent Public Accountants†
23.2	Consent of KPMG LLP, Independent Public Accountants†
23.3	Consent of Deloitte & Touche LLP, Independent Auditors†
23.4	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)†
23.5	Consent of Bradley Arant Rose & White LLP (included in Exhibit 5.2)†
23.6	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.3)†
23.7	Consent of Gardere Wynne Sewell LLP (included in Exhibit 5.4)†

23.8	Consent of Davis Wright Tremaine, LLP (included in Exhibit 5.5)†
23.9	Consent of Davis Wright Tremaine, LLP (included in Exhibit 5.6)†
24.1	Power of Attorney (included on signature page)†
25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as trustee†
99.1	Form of Letter of Transmittal†
99.2	Form of Notice of Guaranteed Delivery†
99.3	Notice to Brokers†
99.4	Notice to Clients†

†
Previously filed.

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TABLE OF ADDITIONAL REGISTRANTS
PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS
  Item 20. Indemnification of Directors and Officers.
  ITEM 21. Exhibits and Financial Statement Schedules.
  ITEM 22. Undertakings.
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX